UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2024 (March 15, 2024)

BETTER THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39864	85-3472546
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

548 Market Street #49404
San Francisco, California	94104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 887-2311

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BTTX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.04.	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On March 15, 2024, Better Therapeutics, Inc. (the “Company”) received written notice from Hercules Capital, Inc. (“Hercules”) that events of default have occurred with respect to that certain Loan and Security Agreement dated as of August 18, 2024, as amended (the “Loan and Security Agreement”) by and between Hercules in its capacity as administrative and collateral agent, the parties who are lenders thereunder, the Company and its subsidiaries (the “Hercules Notice”).

The Hercules Notice indicates that events of default have occurred under the Loan and Security Agreement’s Section 8.2 (Covenant Default, with respect to the minimum cash covenant under Section 7.12), Section 8.3 (Material Adverse Change) and Section 8.5 (Insolvency). The Hercules Notice indicates that all obligations are now immediately due and payable, and lender and agent reserve all rights and remedies provided under the Loan and Security Agreement, including the right to charge interest at the default rate on all amounts due and owing from the Company to lender and agent, including principal, interest and fees, during the continuance of any of the events of default.

A description of the Loan and Security Agreement is contained in the Company’s Annual Report on Form 10-K filed with the SEC on March 30, 2023, a description of the First Amendment to the Loan and Security Agreement is contained in the Company’s Current Report on Form 8-K filed with the SEC on April 7, 2023, and a description of the Second Amendment to the Loan and Security Agreement is contained in the Company’s Current Report on Form 8-K filed with the SEC on November 30, 2023, which descriptions are incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Better Therapeutics, Inc.

Dated: March 21, 2024	By:	/s/ Craig Jalbert
	Name:	Craig Jalbert
	Title:	Chief Executive Officer